GOF-P14 09/25

FRANKLIN TEMPLETON TRUST

FRANKLIN U.S. GOVERNMENT MONEY FUND

INSTITUTIONAL FIDUCIARY TRUST

SUPPLEMENT DATED SEPTEMBER 15, 2025

TO THE PROSPECTUS

OF EACH FUND LISTED IN SCHEDULE A

1. Effective October 1, 2025, for the funds listed in Schedule A, the following replaces the applicable disclosure in all places in the “Your Account – Buying Shares” table that discuss the timing for making a same day investment:

To make a same day investment, your order must be received and accepted by us prior to 1 p.m. Pacific time (or such earlier time as described in the section entitled "Calculating Share Price” below) on any day on which the Fund is open for business.

2. Effective October 1, 2025, for the funds listed in Schedule A, the following replaces the applicable disclosure in all places in the “Your Account – Selling Shares” table that discuss the timing for making a same day investment:

If we receive your request in proper form prior to 1 p.m. Pacific time (or such earlier time as described in the section entitled "Calculating Share Price” below) on any day on which the Fund is open for business, proceeds sent to you by the method you request. Proceeds sent by ACH generally will be available within two to three business days.

3. Effective October 1, 2025, for the funds listed in Schedule A, the following replaces the second paragraph in the section titled “Your Account – Account Policies – Calculating Share Price” in each fund's Prospectus:

The Fund is open for business and calculates its NAV per share typically as of 1 p.m. Pacific time every day on which both the New York Stock Exchange (NYSE) and the Federal Reserve Bank of New York (FRBNY) are open for business. Therefore, the Fund will be closed on the days on which the following holidays are observed: New Year’s Day, Martin Luther King, Jr. Day,

Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. Both the NYSE and FRBNY are also closed on weekends and may be closed because of an emergency or other unanticipated event. In the event the Federal Reserve wire payment system is open and the NYSE is open, the Fund may not calculate its NAV and may close for purchase or redemption transactions if—due to an emergency or other unanticipated event—the bond markets are closed for business as recommended by the Securities Industry and Financial Markets Association (SIFMA). In the event the NYSE does not open for business because of an emergency or other unanticipated event, the Fund may, but is not required to, calculate NAV and open for purchase or redemption transactions if the Federal Reserve wire payment system is open and the bond markets are open. On any day when the NYSE, the FRBNY or the bond markets (as recommended by SIFMA) are scheduled to close early or have an unscheduled early close (due to weather or other special or unexpected circumstances), or if trading on the NYSE is restricted, or as otherwise permitted by the SEC, the Fund reserves the right to close early and make its NAV calculation as of the time of the early close or consider that day as a regular business day and calculate its NAV as of the time of the normally scheduled close of the Fund.

4. Effective October 1, 2025, the following is added to the section titled “Your Account – Account Policies – Calculating Share Price” to the Prospectus of Franklin OnChain U.S. Government Money Fund:

The Fund’s NAV per share is readily available through the App or Institutional Web Portal and online at www.franklintempleton.com/FOBXX.

5. Effective October 1, 2025, the following is added to the section titled “Your Account – Account Policies – Calculating Share Price” to the Prospectus of Franklin U.S. Government Money Fund:

The Fund’s NAV per share for each class is readily available online at www.franklintempleton.com/performance.

SCHEDULE A

Fund	Date of Prospectus

FRANKLIN TEMPLETON TRUST
Franklin OnChain U.S. Government Money Fund	August 1, 2025

FRANKLIN U.S. GOVERNMENT MONEY FUND
Franklin U.S. Government Money Fund	November 1, 2024

INSTITUTIONAL FIDUCIARY TRUST
Money Market Portfolio	November 1, 2024

Please retain this supplement for future reference.